UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2019

Yijia Group Corp

(Exact name of registrant as specified in Charter)

Nevada	333-218733	35-2583762
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Unit  304-307A, 3/F Houston Center,

No. 63 Mody Road, Kowloon, Hong Kong.

(Address of Principal Executive Offices)

852 25565499

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company o

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

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Item 4.01 Changes in Registrant’s Certifying Accountant

On February 25, 2019, Yijia Group Corp (the “Company”) changed its principal accountant from Fruci & Associates II, PLLC (“Fruci”) to Exelient PAC (“Exelient”).

The principal accountant’s report of Fruci on the financial statements of the Company as of and for the fiscal year ended April 30, 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

During the fiscal year ended April 30, 2018 and through February 25, 2019, there were no disagreements with Fruci, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Fruci’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with any reports it would have issued. During the fiscal year ended April 30, 2018 and through February 25, 2019, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

A letter from Fruci addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Fruci in this Current Report on Form 8-K. A copy of such letter is furnished hereto with the filing of this Current Report on Form 8-K.

On February 26, 2019, the Board of Directors of the Company approved the engagement of Exelient PAC (“Exelient”) as the Company’s independent registered public accounting firm to audit its financial statements for the fiscal year ending April 30, 2019.

During the fiscal year ended April 30, 2018 and through February 25, 2019, neither the Company nor anyone on its behalf consulted with Exelient regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Exelient concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Fruci & Associates II, PLLC

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Yijia Group Corp

By: /s/ Shaoyin Wu

Name:  Shaoyin Wu

Title: Chief Executive Officer

Date: February 27, 2019

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922222-12883